Forum Funds
LMCG Global Market Neutral Fund
Supplement dated June 19, 2013 to the Prospectus dated April 1, 2013

The section entitled “Adviser Related Performances” on page 11 of the Prospectus is hereby deleted and replaced with the following:

The following tables show the performance of a composite of all accounts managed by the Adviser in the global market neutral strategy. The account comprising the composite is a pooled investment vehicle and had assets of $1 million, as of December 31, 2012. The investment objective, policies and strategies of the pooled investment vehicle are substantially similar to the LMCG Global Market Neutral Fund.

The performance of the composite does not represent the historical performance of the LMCG Global  Market Neutral Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting all expenses including sales loads and investment management fees of the account from gross returns. Gross returns are calculated in accordance with Global Investment Performance Standards (“GIPS®”). The account for which performance is presented is not subject to the same type of expenses as the Fund. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower.

In addition, the account comprising the composite is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Internal Revenue Code of 1986, as amended (the “Code”), which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Returns

Year End	Composite	Benchmark(1)
2012	5.00%	0.09%
2011	5.91%	0.08%
2010	5.30%	0.11%
2009	5.47%	0.16%
2008	-4.52%	1.80%

Average Annual Total Returns
(For the periods ended December 31, 2012)

Period	Composite	Benchmark(1)
One Year	5.00%	0.09%
Five Years	3.36%	0.45%
Since Inception(2)	3.55%	0.98%

(1) Citigroup 3-Month T-Bill (reflects no deduction for fees, expenses or taxes).
(2) Since inception return is computed from January 1, 2008.

For more information, please contact a Fund customer service representative at (877) 591-4667 (toll free)

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PLEASE RETAIN FOR FUTURE REFERENCE.